JPMorgan Global Derivatives M A Y 2 0 0 5

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward- looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004 and the Quarterly Report on Form 10-Q dated March 31, 2005 of JPMorgan Chase filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov). The financial information provided in this presentation is presented on a proforma combined-operating basis. The proforma combined historical results represent how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared on a combined basis had the two companies been merged as of the earliest date indicated. Additional information, including reconciliation of the proforma combined- operating numbers to GAAP, can be found on Form 8-K/A furnished to the Securities and Exchange Commission on April 20, 2005. For a description of operating basis, including management's reasons for its use of such measures, see page 25 of the 2004 Annual Report. Disclaimer

Industry notional outstanding and gross credit exposure ($ billions) Industry notional and credit exposure Gross credit exposure1 OTC derivatives notional outstanding 2000 1080 95200 2001 1171 111179 2002 1511 141665 2003 1969 197167 Jun 2004 1478 220058 Source: BIS 1 Per BIS definition: Gross value of contracts that have a positive market value after taking into account legally enforceable bilateral netting agreements 1

JP Morgan share of credit exposure1 JP Morgan share of notional outstanding 2000 0.07 0.24 2001 0.06 0.2 2002 0.05 0.18 2003 0.04 0.17 Jun 2004 0.05 0.17 JPMorgan notional outstanding and gross credit exposure JPM's share of industry totals 2 Source: BIS 1 Credit exposure before benefit of collateral

JPMorgan derivatives: substantial revenues drive profitability Legend 1 Display total Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 1998 4.2 4.2 50 1999 4.8 4.8 60 2000 5.3 5.3 70 2001 5.5 0 0 5.5 80 2002 4.2 0 4.2 2003 5.5 5.5 2004 5 5 Derivative revenues ($ billions) Derivatives 41 Other IB 59 Derivatives 37 Other IB 63 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Percentage of IB revenues (2002-2004) Percentage of IB client revenues (2002-2004) Note: 1 For trending purposes, includes revenues which are deferred for Financial statement reporting purposes. 2 Beginning 2003 includes Bank One numbers 2 1 1 3

Revenue by client 2004 Client revenue by product 2004 Client revenue by region 2004 Banks and Brokers 0.4 Corporates 0.15 Governments & Agencies 0.06 Insurance 0.07 Investment Managers 0.17 Hedge Funds 0.14 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 JPMorgan Derivatives: Global and diversified Banks and Brokers 40% Corporates 15% Governments & Agencies 6% Insurance 7% Investment Managers 17% Hedge Funds 14% Interest rate Deriv 0.33 FX and Commod 0.2 Equity Deriv 0.17 F&O 0.075 Emerging Mkts 0.03 Credit Deriv 0.19 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Interest Rate Deriv 33% FX/Comm 20% Equity Deriv 17% F&O 8% Emerging Mkts 3% Credit Deriv 19% Americas 0.37 Europe 0.49 Asia 0.14 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Americas 37% Europe 49% Asia 14% 4

Derivatives: product dimensions Flow Exotic Hybrid Interest rate swaps Single name credit default swaps Listed equity options 'Callable' swap option Credit linked notes Equity basket option Long-dated FX option Callable option linked to interest rates & FX Convertible bond hedges Equity default swaps Currency protected oil hedges Volume & liquidity Margin & complexity 5

Issuing client wants to lock in longer term debt spreads while retaining short term funding level. Derivatives: broad application for clients Client Problem JPMorgan Solution Corporate issues debt further out the yield curve. JPM swaps client into short term funding via interest rate swap. Hedge fund seeks to purchase cheap call options on underlying equity name, while avoiding credit risk. Investor client wants to increase yield by taking exposure to a single issuer, in the most cost efficient way. Hedge fund buys convertible bond and buys credit protection (credit derivative) from JPM to eliminate credit risk. Investor sells protection (collects premium) through Equity Default Swap which will pay out if the value of the stock falls below a certain barrier. 6

Control environment Data processing quality and security Business continuity We focus on four major dimensions of business risk Market risk Legal and reputation risk VaR/stress/non- statistical limits and stop loss advisories Risk Self Assessments and RIFLES Valuations and reserve methodologies Model review process Independent credit approvals Active management and mark-to- market of credit risks Credit charges fully factored into relationship profitability Client suitability and appropriateness policies (Policy Review Forum) Legal and compliance reviews New product approvals Third-party distribution policy Management and financial reporting Operating risk Credit risk Model and valuation Client suitability and appropriateness policies Legal and compliance reviews New product approvals Third-party distribution policy 7

Blue Green Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 Notional 630 50 Gross exposure 755 60 Master agreement & cash collateral netting 66 32 657 70 B/S net of cash collateral 66 80 Exposure net of all collateral 57 Derivative counterparty exposure as of Dec 31, 2004 Market-related credit risk management $41tn Note: Notional amounts are expressed in $trillions. All other amounts are expressed in $billions Ratings profile of exposure net of collateral as of Dec 31, 2004 Derivative receivables as of Dec 31, 2004 ($ millions) Notional Gross exposure Master agreement & cash collateral netting B/S net of cash collateral Exposure net of all collateral Source: JPMorgan Master netting Cash collateral 8

Derivatives Balance sheet exposure by dealer ($ billions) JPMorgan: scale and liquidity provider JPMorgan 66 GS 62 Citibank 57 MS 49 B of A 30 Deutsche 86 CSFB 44 Merrill 42 Source: 2004 10K public disclosures Note: JPM, Citibank, Goldman Sachs and Bank of America net cash collateral against derivative receivables and payables. Effective Dec 1, 2004, Morgan Stanley elected to net cash collateral against its derivatives inventory under credit support annexes; amount shown above is after netting as of Nov 30, 2004. We believe amounts shown for Deutsche, CSFB and Merrill do not reflect cash collateral netting. 9 Reported amounts net of cash collateral

Aggregate portfolio measures Market Diversified Peak DRE Average time 0 52.117 52.117 52.117 1y 66.361 58.31 42.469 2y 62.689 56.036 38.017 3y 57.005 47.022 30.718 4y 50.807 41.832 26.875 5y 41.489 33.381 21.939 6y 34.5 33.317 19.387 7y 28.698 26.904 15.465 8y 25.618 23.435 13.299 9y 24.904 20.757 11.957 10y 22.939 18.973 10.626 Aggregate portfolio measures as of December, 2004 ($ billions) Market-Diversified Peak-even the most extreme measure of potential exposure is not outsized Source: JPMorgan Market-Diversified Peak (MDP)-portfolio aggregate of counterparty peak client credit exposure (calculated at a 97.5% confidence level), representing the maximum losses that would occur if all counterparties defaulted under one given market scenario and timeframe. A market diversification effect occurs at the portfolio level which reduces credit risk because when offsetting transactions are done with separate counterparties, only one of two trades can generate a credit loss even if both parties were to default simultaneously. Derivative Risk Equivalent (DRE)-measure of derivative exposure riskiness expressed on a basis equivalent to loan exposure. This is done by equating the unexpected loss in a derivate counterparty exposure (which considers both loss volatility and counterparty credit rating) with the unexpected loss in a loan exposure (which considers only counterparty credit rating). Average exposure -measure of the expected market-to-market value of derivative receivables at future time periods. 10

Value at Risk (VaR) & Non-statistical risk limits Risk measurement Market risk is measured in many ways Business specific scenarios and risk sensitivity analysis across complex interest rate, credit and equity derivatives Stress tests capture exposures to potential events in abnormal market conditions Credit crunch, bond collapse, equity crash, USD crisis Captures first order risk across all lines of business and products Business units are subject to daily VaR limits and to additional non-statistical risk limits (e.g., sensitivity to credit spread widening, shifts in volatility) and loss advisories Risk Identification for Largest Exposures Represent vulnerabilities not captured in VaR, Stress or RSA Self-assessed by risk managers Focus is on risks within a single asset class that are not governed by the Corporate-wide stress tests Descriptions Corporate-wide stress scenarios Line of Business stress scenarios Risk Self Assessments (RSA) RIFLES 11

Derivatives are reported at fair value Trading portfolios by valuation methodology ($ billions) Substantially observable parameters: Examples include interest rate swap yield curve, credits spreads and interest rate volatilities. Significant unobservable parameters: Examples include interest rate/FX correlation, long-dated currency volatility and low strike and high strike interest rate option volatilities. 12

Interest Rate Derivatives Products Institutional Investor Derivatives, 2004 #1 Overall Rank #1 Swaps #1 Options The Banker, 2004 Interest Rate Swap House of the Year Risk, 2004 #1 USD and Euro Interest Rate Swaps #1 USD short-dated swaps #1 USD and Euro Interest Rate Products (Caps/floors/swaptions) #1 USD/Yen cross-currency swaps #1 Euro/Yen cross-currency swaps Equity Derivatives Products Euromoney, 2004 Best Equity-Linked House JPMorgan is the world's derivatives and FX leader through strategic solutions and unmatched execution Credit Derivatives Products Institutional Investor Derivatives, 2004 #1 Overall Rank #1 Single-name, Investment Grade, Credit Default Swaps (U.S. and Europe) #1 Single-name, High-yield, Credit Default Swaps (U.S.) Risk, 2004 #1 Credit Default Swaps #1 Tradable Credit Index Products #1 Basket Default Swaps #1 Hybrid Credit Structures The Banker, 2004 Credit Derivatives House of the Year Overall Derivatives Risk, 2005 Best Overall Provider of Risk Management Solutions Institutional Investor Derivatives, 2004 #1 Best Tailored Derivatives Solutions #1 Derivatives Dealer Euromoney, 2004 #1 Overall Risk Management #1 Overall Tailored/Structured Products #1 Hybrid Products #1 Long-Dated Cross-Currency Swaps FX Derivatives Products Institutional Investor Derivatives, 2004 #2 Overall Rank #1 Forward and Currency Swaps (EURO) #2 Forward and Currency Swaps (YEN) #2 Currency Options (EURO) 13